                                   BLYTH, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS

                                                                            2002 Quarter Ended(1)
                                                       ------------------------------------------------------------
                                                                     (In Thousands, Except Per Share Data)
                                                                  April 30                         July 31
                                                       ----------------------------    ----------------------------
                                                               As            As                 As            As
                                                            Reported      Restated           Reported      Restated
-------------------------------------------------------------------------------------------------------------------
Net sales                                                  $ 261,153     $ 257,490          $ 249,685     $245,621
Cost of goods sold                                           122,496       122,984            124,982      128,654
                                                       ----------------------------    ----------------------------
   Gross profit                                              138,657       134,506            124,703      116,967
Selling                                                       85,441        81,400             78,140       70,624
Administrative                                                24,941        24,831             23,141       22,985
Amortization of goodwill                                         990           990              1,021        1,021
Restructuring and impairment charges                               -             -                  -            -
                                                       ----------------------------    ----------------------------
                                                             111,372       107,221            102,302       94,630
                                                       ----------------------------    ----------------------------
   Operating profit                                           27,285        27,285             22,401       22,337
Other expense (income)
   Interest expense                                            4,026         4,026              4,072        4,008
   Interest income and other                                  (2,184)       (2,184)            (1,871)      (1,871)
   Equity in earnings of investee                                485           485               (310)        (310)
                                                       ----------------------------    ----------------------------
                                                               2,327         2,327              1,891        1,827

  Earnings before income taxes                                24,958        24,958             20,510       20,510
Income tax expense                                             9,284         9,284              7,630        7,630
                                                       ----------------------------    ----------------------------
Net earnings                                                $ 15,674       $15,674           $ 12,880      $12,880
                                                       ============================    ============================

Basic
  Net earnings per common share                               $ 0.33        $ 0.33             $ 0.27       $ 0.27
                                                       ============================    ============================
  Weighted average number of shares outstanding               47,086        47,086             47,066       47,066

Diluted
  Net earnings per common share                               $ 0.33        $ 0.33             $ 0.27       $ 0.27
                                                       ============================    ============================
  Weighted average number of shares outstanding               47,264        47,264             47,272       47,272

                                                                             2002 QUARTER ENDED(1)
                                                       ------------------------------------------------------------
                                                                     (In thousands, except per share data)
                                                                 OCTOBER 31                      JANUARY 31
                                                       ----------------------------    ----------------------------
                                                               As            As                As            As
                                                            Reported      Restated          Reported      Restated
-------------------------------------------------------------------------------------------------------------------
Net sales                                                  $ 319,151     $ 313,338         $ 368,553      $362,322
Cost of goods sold                                           157,504       160,498           186,472       189,630
                                                       ----------------------------    ----------------------------
   Gross profit                                              161,647       152,840           182,081       172,692
Selling                                                       90,433        81,739           110,311       100,952
Administrative                                                24,777        24,739            30,461        30,459
Amortization of goodwill                                       1,345         1,345             1,346         1,346
Restructuring and impairment charges                               -             -            14,084        14,084
                                                       ----------------------------    ----------------------------
                                                             116,555       107,823           156,202       146,841
                                                       ----------------------------    ----------------------------
   Operating profit                                           45,092        45,017            25,879        25,851
Other expense (income)
   Interest expense                                            4,214         4,139             5,092         5,064
   Interest income and other                                    (585)         (585)             (374)         (374)
   Equity in earnings of investee                                268           268              (465)         (465)
                                                       ----------------------------    ----------------------------
                                                               3,897         3,822             4,253         4,225

  Earnings before income taxes                                41,195        41,195            21,626        21,626
Income tax expense                                            15,324        15,324             8,045         8,045
                                                       ----------------------------    ----------------------------
Net earnings                                                $ 25,871      $ 25,871          $ 13,581       $13,581
                                                       ============================    ============================

Basic
  Net earnings per common share                               $ 0.55        $ 0.55            $ 0.29        $ 0.29
                                                       ============================    ============================
  Weighted average number of shares outstanding               47,060        47,060            47,012        47,012

Diluted
  Net earnings per common share                               $ 0.55        $ 0.55            $ 0.29        $ 0.29
                                                       ============================    ============================
  Weighted average number of shares outstanding               47,021        47,021            47,126        47,126

(1) Restatements have been made to the previously reported fiscal 2002 quarterly information to reflect the adoption of EITF 01-09, EITF 00-14 and EITF 00-25 as if they were effective beginning Februrary 1, 2001.